UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020 (June 25, 2020)

J. Alexander’s Holdings, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-37473	47-1608715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN 37202

(Address of Principal Executive Offices) (Zip Code)

(615) 269-1900

Registrant’s telephone number, including area code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	JAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2020, J. Alexander’s Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). As of April 27, 2020, the record date for the Annual Meeting, there were 15,011,676 shares of common stock outstanding. A quorum of 13,487,962 shares of common stock was present or represented by proxy at the Annual Meeting.

The matters submitted to a vote of shareholders at the Annual Meeting and a final tabulation of the voting results with respect to each matter, as certified by the inspector of election, are as follows:

(1)	The shareholders elected three persons nominated by the Board of Directors for three-year terms as Class II directors by a plurality of votes cast, as set forth below:

	For	Withheld
Carl J. Grassi	10,533,665	210,947
Frank R. Martire	5,714,671	5,029,941
Raymond R. Quirk	6,948,475	3,796,137

There were 2,743,350 broker non-votes for each nominee.

(2)

The shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020 by a majority of votes cast, as set forth below:

For	Against	Abstain
13,465,162	20,158	2,642

There were no broker non-votes on this proposal.

(3)

The shareholders did not approve an amendment to the Company’s Amended and Restated Charter, as amended, to implement a majority voting standard for uncontested director elections as the number of votes cast for the amendment did not meet the required threshold of 66 2/3% of the voting power of the shares entitled to vote at the Annual Meeting. The results of the vote are set forth below:

For	Against	Abstain
9,103,599	1,637,811	3,202

There were 2,743,350 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: June 30, 2020	By:	/s/ Jessica L. Hagler
Jessica L. Hagler
Vice President, Chief Financial Officer, Treasurer and Secretary

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